UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 17, 2006
A. SCHULMAN, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-7459	34-0514850

(State or other jurisdiction	(Commission	( IRS Employer
of incorporation)	File Number)	Identification No.)

3550 West Market Street, Akron, Ohio	44333

(Address of principal executive offices)	(Zip Code)
(330) 666-3751

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☑ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
Signature
EX-99.1 Commitment Letter

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On January 17, 2006, A. Schulman, Inc. (the “Company”) accepted a Commitment Letter (the “Commitment Letter”) from J.P. Morgan Securities Inc. (“JPMorgan”) and JPMorgan Chase Bank National Association (“JPMCB”) in which JPMorgan has agreed to structure, arrange and syndicate senior credit facilities in an aggregate U.S. dollar equivalent of $350,000,000. The Commitment Letter provides that the facilities will consist of a senior revolving credit facility in an aggregate U.S. dollar equivalent of $250,000,000 (the “Revolving Facility”), with up to the U.S. dollar equivalent of $150,000,000 of the Revolving Facility available to certain of the Company’s foreign subsidiaries for euro borrowing and borrowings in other currencies, and a senior term loan A credit facility (the “Term Loan Facility” and, collectively with the Revolving Facility, the “Facilities”) in an aggregate amount of the U.S. dollar equivalent of $350,000,000 less the aggregate amount of the Revolving Facility and the Offering (as defined in the Commitment Letter). JPMCB has issued its commitment to provide the entire amount of the Facilities upon the terms and subject to the conditions set forth or referred to in the Commitment Letter. The foregoing description of the Commitment Letter is qualified in its entirety by reference to the text of the Commitment Letter, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
     The Company expects to use the Facilities to fund a self-tender offer for 8,750,000 shares of the Company’s common stock, to retire certain existing indebtedness and for general corporate purposes. The Company anticipates commencing and completing the tender offer on or before April 30, 2006.
     This announcement is neither an offer to purchase nor a solicitation of an offer to sell securities. The tender offer for the outstanding shares of the Company’s common stock described in this Form 8-K has not commenced. At the time the offer is commenced, the Company will file a tender offer statement with the Securities and Exchange Commission (“SEC”). The tender offer statement (including an offer to purchase, a related letter of transmittal and other offer documents) will contain important information that should be read carefully before any decision is made with respect to the tender offer. Those materials will be made available to the Company’s security holders at no expense to them. In addition, all of those materials (and all other offer documents filed with the SEC) will be available at no charge on the SEC’s web site, www.sec.gov.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
     (c) Exhibits.

Exhibit Number	Description
99.1	Commitment Letter from JP Morgan Securities Inc. and JPMorgan Chase Bank, National Association, dated January 17, 2006.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. Schulman, Inc.

By:	/s/ Robert A. Stefanko

Robert A. Stefanko
Vice President — Finance and
Administration
Date: January 23, 2006

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